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                                                                   EXHIBIT 10.31

                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (this "Agreement") dated December 22, 1997, made by Samuel A. McCleery (the "Pledgor") to Princeton Video Image, Inc., a New Jersey corporation ("PVI" or the "Pledgee").

                             PRELIMINARY STATEMENTS

         A. As of July 31, 1997, the Pledgor executed a Nonrecourse Promissory Note (the "First Note") in the principal amount of $180,000.00 payable to the Pledgee. The Pledgor's obligations under the First Note were secured by a Pledge Agreement (the "Previous Pledge Agreement") executed by the Pledgor in favor of the Pledgee as of July 31, 1997.

         B. As of the date hereof, the Pledgor has executed a second Nonrecourse Promissory Note (the "Second Note") (the First Note and the Second Note, collectively, the "Notes") in the principal amount of $46,580.00 payable to the Pledgee.

         C. The parties wish to secure the Pledgor's obligations under both the First Note and the Second Note by a pledge of all of the shares of Common Stock issued by the Pledgee that are held by the Pledgor as of the date hereof and all of the shares of Common Stock issued by the Pledgee in which the Pledgor acquires an interest subsequent to the date hereof (all such shares collectively, the "Pledged Shares"), upon the terms and conditions set forth in this Agreement, and to supersede the Previous Pledge Agreement with this Agreement.

         NOW THEREFORE, in consideration of the premises and in order to induce the Pledgee to extend credit under the Second Note, the Pledgor hereby agrees with the Pledgee as follows:

         SECTION 1. Pledge. The Pledgor hereby pledges, hypothecates, assigns, transfers and conveys to the Pledgee and grants to the Pledgee a security interest in and to, the following (the "Pledged Collateral"):

                  (i) all right, title and interest in and to the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

                  (ii) all right, title and interest in and to all additional shares of stock of PVI arising out of a recapitalization or stock split relating to the Pledged Shares and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such stock.
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         SECTION 2. Security for Obligations. This Agreement secures the due and punctual payment or performance, whether at stated maturity, by acceleration or otherwise, of all obligations of the Pledgor now or hereafter existing under the Notes and this Agreement (all such obligations of the Pledgor or any other obligor being the "Pledge Obligations").

         SECTION 3. Delivery of Pledged Collateral.

                  (a) All certificates or instruments representing or evidencing the Pledged Collateral of the Pledgor in existence as of the date hereof have been delivered to the Pledgee and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Pledgee.

                  (b) The Pledgor shall deliver to the Pledgee all certificates or instruments representing or evidencing the Pledged Collateral of the Pledgor in which the Pledgor acquires an interest subsequent to the date hereof promptly following any such acquisition, and all such certificates or instruments shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Pledgee.

                  (c) The Pledgee shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Pledgee or any of its nominees any or all of the Pledged Collateral of the Pledgor. In addition, the Pledgee shall have the right at any time to exchange certificates representing or evidencing Pledged Collateral of the Pledgor for certificates of smaller or larger denominations.

         SECTION 4. Representations and Warranties. The Pledgor represents and warrants as follows:

                  (a) The Pledgor is the legal and beneficial owner of the Pledged Shares in existence as of the date hereof free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement and the agreements contemplated hereby.

                  (b) The Pledgor has full power and authority to make the pledge of the Pledged Shares.

                  (c) This Agreement has been executed and delivered by the Pledgor and constitutes a valid and binding agreement of the Pledgor.

                  (d) The pledge of the Pledged Shares pursuant to this Agreement creates an enforceable, valid and perfected security

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interest in the Pledged Collateral, securing the payment and performance of the
Pledge Obligations.

                  (e) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, or (ii) for the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

         SECTION 5. Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgee, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Pledgee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

         SECTION 6. Voting Rights; Distributions; Etc.

                  (a) So long as no Event of Default (as defined in the Notes) with respect to any of the Pledge Obligations shall have occurred and be continuing, the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Notes or any other document or instrument relating to the transactions contem plated hereby and thereby, and the Pledgee shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which he is entitled to exercise pursuant to this Section 6(a); provided, however, that the Pledgor shall not exercise or refrain from exercising any such right if, in the judgment of the Pledgee, such action could have a material adverse effect on the value of the Pledged Collateral or any part thereof; and provided, further, that the Pledgor shall give the Pledgee at least five (5) days' written notice of the manner in which he intends to exercise, or the reasons for refraining from exercising, any such right.

                  (b) Upon the occurrence and during the continuance of any Event of Default, all rights of the Pledgor to exercise the voting and other consensual rights which he would otherwise be entitled to exercise pursuant to
Section 6(a) shall cease, and all such rights shall thereupon become vested in the Pledgee, who shall

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thereupon have the right to exercise such voting and other consensual rights, except to the extent the exercise of such rights is prohibited by applicable law.

         SECTION 7. Transfer and Other Liens; Additional Shares.

                  (a) The Pledgor agrees that he will not (i) sell or otherwise dispose of, or grant any option or other rights with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

                  (b) The Pledgor agrees that he will (i) cause the issuer of the Pledged Collateral not to issue any stock or other securities in substitution for the Pledged Collateral issued by the issuer, except to the Pledgor and (ii) pledge hereunder, immediately upon his acquisition (directly or indirectly) thereof, any and all of such shares of stock or other securities.

         SECTION 8. Pledgee Appointed Attorney-in-Fact. The Pledgor hereby appoints the Pledgee the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

         SECTION 9. Pledgee May Perform. If the Pledgor fails to perform any agreement contained herein, the Pledgee may itself perform, or cause performance of, such agreement.

         SECTION 10. Reasonable Care. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession, if any, if such Pledged Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property, it being understood that the Pledgee shall not have responsibility for
(i) ascertaining or taking action with respect to shareholder or other rights, including without limitation, voting rights, calls, conversions, exchanges, tenders or other matters relative to any Pledged Collateral of the Pledgor, whether or not the Pledgee has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral of the Pledgor.


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         SECTION 11. Remedy Upon Default.

                  (a) If any Event of Default shall have occurred and be continuing, the Pledgee's sole remedy shall be to (i) sell, without notice except as specified below, the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Pledgee, in its sole discretion, may deem commercially reasonable, and
(ii) apply the proceeds from such sale to the payment of the unpaid principal of the Notes and the interest accrued thereon. In order to enable the Pledgee to exercise the remedy set forth in this Section 11, the Pledgor has executed and delivered the Common Stock Power attached as Exhibit A, which the Pledgee will hold as additional Pledged Collateral. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least twenty (20) days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale of Pledged Collateral of the Pledgor regardless of notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) The Pledgor's liability to pay the Notes is limited to the value of the Pledged Collateral. In no event shall the Pledgor be personally liable for any deficiency resulting from the sale of the Pledged Collateral, nor shall any action or proceeding in any event be brought by the Pledgee against the Pledgor to recover a personal judgment against him upon this Agreement or upon the Notes. Any surplus proceeds from the sale of the Pledged Collateral remaining after payment in full of the Notes shall be paid over to the Pledgor.

         SECTION 12. Security Interest Absolute. All rights of the Pledgee and security interests hereunder, and all obligations of the Pledgor hereunder shall be absolute and unconditional irrespective of:

                  (i) any lack of validity or enforceability of either of the Notes or any other agreement or instrument relating thereto;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Pledge Obligations, or any other amendment or waiver or any consent to any departure from the Notes or any other agreement or document relating thereto; or


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                  (iii) any exchange, release or non-perfection of any other collateral, for all or any of the Pledge Obligations.

         SECTION 13. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 14. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including facsimile transmission and telegraphic communication) and, if to the Pledgor, mailed, transmitted, telegraphed or delivered to him at 222 Hopewell-Princeton Road, Hopewell, New Jersey 08525, and if to the Pledgee, mailed, transmitted, telegraphed or delivered to it at 15 Princess Road, Lawrenceville, New Jersey 08648, with a copy to Richard J. Pinto, Esquire, Smith, Stratton, Wise, Heher & Brennan, 600 College Road East, Princeton, New Jersey 08540, or as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 14. All such notices and other communications shall, when mailed, transmitted or telegraphed, be effective when deposited in the mails, confirmed by return facsimile transmission or delivered to the telegraph company, respectively, addressed as aforesaid.

         SECTION 15. Continuing Security Interest; Transfer of Notes; Release of Security Interest.

                  (a) This Agreement shall create a continuing security interest in the Pledged Collateral of the Pledgor and shall (i) remain in full force and effect until payment in full of the Pledge Obligations, (ii) be binding upon the Pledgor, his successors and assigns, and (iii) inure, together with the rights and remedies of the Pledgee, to the benefit of the Pledgee and its respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Pledgee may assign or otherwise transfer the Notes (or other instrument of indebtedness of the Pledgor) held by it or any interest therein, or grant any participation in its rights or obligations under the Notes, subject to the provisions of the Notes, to any other person, and such other person shall thereupon become vested with all the rights in respect thereof granted to the Pledgee herein or otherwise.

                  (b) Upon the payment in full of the Pledge Obligations, the Pledgor shall be entitled to the return of such of the Pledged Collateral of the Pledgor as shall not have been sold or otherwise applied pursuant to the terms of this Agreement and the Pledgee agrees promptly to return to the Pledgor such Pledged Collateral.


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         SECTION 16. Severability. If any term or provision of this Agreement is held to be illegal, invalid or unenforceable by any court of competent jurisdiction, then such illegal, invalid or unenforceable term or provision shall be severed from this Agreement, and the remainder of this Agreement shall continue in full force and effect as if such illegal, invalid or unenforceable term or provision had never been a part hereof.

         SECTION 17. Governing Law. This Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of New Jersey, without regard to the law of conflicts.

         SECTION 18. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior agreements or discussions between the parties with respect to such subject matter including, without limitation, the Previous Pledge Agreement.

         IN WITNESS WHEREOF, the Pledgor has duly executed and delivered this Pledge Agreement as of the date first written above.


                                                        /s/ Samuel A. McCleery
                                                        ----------------------
                                                        Samuel A. McCleery


ACCEPTED AND AGREED TO
AS OF THE DATE HEREOF

PRINCETON VIDEO IMAGE, INC.

By: /s/ Douglas J. Greenlaw
    ------------------------
Name:  Douglas J. Greenlaw
Title: Chief Executive Officer
       and President

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                                    EXHIBIT A

                               COMMON STOCK POWER
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                              COMMON STOCK POWER


                  Samuel A. McCleery (the "Transferor") does hereby assign and transfer unto the following persons the number set forth opposite each person's name of his shares of the Common Capital Stock of Princeton Video Image, Inc., standing in his own name on the books of said Corporation represented by Certificate(s) No. _________________________________ herewith:

     Assign and transfer to                               Number of Shares
     ----------------------                               ----------------
     Princeton Video Image, Inc.                              ________

The Transferor does hereby irrevocably constitute and appoint any officer of Princeton Video Image, Inc. his attorney to transfer said stock on the books of the Corporation with full power of substitution in the premises.

Dated: __________


                                                     /s/ Samuel A. McCleery
                                                     ----------------------
                                                     Samuel A. McCleery